UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2007
PDG Environmental, Inc.
(Exact name of registrant as specified in this charter)

Delaware	0-13667	22-2677298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1386 Beulah Road, Building 801, Pittsburgh, PA (Address of Principal Executive Offices)		15235 (Zip Code)
Registrant’s Telephone Number, including area code: (412) 243-3200
NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on January 18, 2007. The following information is being provided under Item 2.02 Disclosure of Results of Operations and Financial Condition:
On January 18, 2007, PDG Environmental, Inc., issued a press release reporting its results of operations during the three and nine months ended October 31, 2006. A copy of the press release is furnished as exhibit 20 of this report.

     Item 9.01. Financial Statements, Pro forma Financial Information and Exhibits
     (c) Exhibits

Exhibits	Description

20	Press Release dated January 18, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PDG Environmental, Inc..

By	/s/ John C. Regan
John C. Regan

Chairman and Chief Executive Officer
Date: January 19, 2007

EXHIBIT INDEX
20	Press Release dated January 18, 2007 reporting results of operations during the three and nine months ended October 31, 2006.